SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (date of earliest event reported)

                          OCTOBER 25, 1994

                        Halliburton Company
       (Exact name of registrant as specified in its charter)

State or other                Commission          IRS Employer
jurisdiction                  File Number         Identification
of incorporation                                  Number

Delaware                      1-3492              No. 73-0271280

                         3600 Lincoln Plaza
                       500 North Akard Street
                      Dallas, Texas 75201-3391
              (Address of principal executive offices)

                  Registrant's telephone  number,
                 including area code - 214/978-2600




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             INFORMATION TO BE INCLUDED IN REPORT


Item 5.   Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On October 25, 1994, the registrant issued a press release entitled Halliburton and McDermott Discuss Scottish Joint Venture pertaining, among other things, to an announcement that the registrant and McDermott International, Inc. through their Brown & Root Energy Services and McDermott Scotland Ltd. business units have commenced discussions to form a joint venture company to operate their North Sea fabrication yards in the Highland Region of Scotland.

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 20 - Press release dated October 25, 1994.




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                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HALLIBURTON COMPANY




Date:     October 26, 1994              By: (Robert M. Kennedy)
                                            Robert M. Kennedy
                                        Vice President - Legal



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                        EXHIBIT INDEX



Exhibit                                 Sequentially
Number              Description         Numbered Page

20                  Press Release of
                    October 25, 1994         5 of 6
                    Incorporated by Reference


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